POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of ReliaStar Life Insurance Company of New York ("RLNY"), constitute and appoint, Linda E. Senker or Kimberly J. Smith, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the following RLNY registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:


o    ReliaStar Life Insurance Company of New York Registration Statement on
      Form S-2 for registration of fixed account interests ( File No. 333-____).

Signature                            Title                         Date
---------                            -----                         ----

/s/James R. Gelder
--------------------------       President and Director         April 11, 2003
James R. Gelder                   (principal executive
                                   officer)

/s/Allan Baker
--------------------------       Director                       April 11, 2003
Allan Baker

/s/R. Michael Conley
--------------------------       Director                       April 11, 2003
R. Michael Conley

/s/
--------------------------       Director                       April , 2003
Robert W. Crispin

/s/Keith Gubbay
--------------------------       Director                       April 11, 2003
Keith Gubbay

/s/Ulric Haynes, Jr.
--------------------------       Director                       April 08, 2003
Ulric Haynes, Jr.

/s/P. Randall Lowery
--------------------------       Director                       April 11, 2003
P. Randall Lowery

/s/Fioravante G. Perrotta
--------------------------       Director                       April 08, 2003
Fioravante G. Perrotta

/s/Stephen J. Preston
--------------------------       Director                       April 09, 2003
Stephen J. Preston

/s/Mark A. Tullis
--------------------------       Director                       April 14, 2003
Mark A. Tullis

/s/Charles B. Updike
--------------------------       Director                       April 08, 2003
Charles B. Updike

/s/Ross M. Weale
--------------------------       Director                       April 09, 2003
Ross M. Weale